UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.      )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
PINNACLE WEST CAPITAL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Engagement

Spring 2026



PINNACLE WEST
CAPITAL CORPORATION

Forward Looking Statements

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume," "project," "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs through our regulated rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; the impacts of federal, state, and local laws, judicial decisions, statutes, regulations, and FERC, NRC, EPA, ACC, and other agency requirements, including as they are changed by legislative and regulatory action as well as executive orders, such as those relating to tax, environment, energy, nuclear plants, and deregulation of the retail electric market; our operation of Palo Verde is subject to substantial regulatory oversight and potentially significant liabilities and capital expenditures; we are subject to numerous environmental laws and changes to existing laws, or new laws, may increase our costs and impact our business; the potential effects of climate change on our electric system, including as a result of weather extremes, such as prolonged drought and high temperature variations in the area where APS conducts its business, as well as the impacts of policy and regulatory changes introduced to address climate change; co-owners of our jointly owned generation and transmission facilities may have unaligned goals; the willingness or ability of counterparties, participants, and landowners to meet contractual or other obligations or extend the rights for continued generation and transmission operations; deregulation of the electric industry and other factors, such as large customers developing large, utility scale generation to serve their energy needs, may result in increased competition; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer and sales growth (or decline), data center growth (or lack thereof), including to support the AI industry, the effects of energy conservation measures and DG, and technological advancements; wildfires, including those arising as a result of climate change, extreme weather events, or the expansion of the wildland urban interface; generation, transmission, and distribution facilities and system operating costs, conditions, performance, and outages; our ability and efforts to meet current and anticipated future needs for generation and transmission and distribution facilities in our region at reliable levels, including factors affecting our ability to acquire and develop new resources to serve this load as well as difficulties in accurately forecasting load growth, particularly from high load energy users; availability of fuel and water supplies as well as the volatility and costs of fuel and purchased power; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; the development of new technologies and the impact they have on the retail and wholesale electricity market and the impacts of our adoption or failure to adopt such technologies; the availability and retention of qualified personnel and the need to negotiate collective bargaining agreements with union employees; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and our ability to access capital markets when required as well as the impacts a credit rating downgrade would have on us; the investment performance of the assets of our nuclear decommissioning trust, captive insurance cell, coal mine reclamation escrow, pension, and other postretirement benefit plans, and the resulting impact on future funding requirements; Pinnacle West's cash flow depends on the performance of APS and its ability to make dividends and distributions; potential shortfalls in insurance coverage; Pinnacle West's ability to meet its debt service obligation could be adversely affected because its debt securities are structurally subordinated to the debt securities and obligations of its subsidiaries; the liquidity of wholesale power markets and the use of derivative contracts in our business; policy changes in Arizona or other states through ballot initiatives or referenda may increase our cost or operations or affect our business plans; general economic conditions, such as tariffs, inflation, and other supply chain constraints, as well as uncertainties associated with the current and future economic environment and conditions in Arizona; and disruptions in financial markets could adversely affect our cost of and access to credit and capital markets. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

PINNACLE WEST
CAPITAL CORPORATION

Table of Contents





Company Profile & Growing Capital Plan

PINNACLE WEST CAPITAL CORPORATION

Arizona's largest electric company

Service Territory



Nevada
Utah
Colorado
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Generating Facilities
Principal APS Transmission Lines

As of December 31, 2025.

Key facts as of Dec. 31, 2025	
Consolidated assets	$30B
Market cap	$10.62B
Generating capacity owned or leased (year end)	6.3GW
Customers	1.4M
Current % from clean energy	58%
Retail sales mix (Residential/Non-Residential)	50%/50%

PINNACLE WEST CAPITAL CORPORATION

Capital plan to support reliability and continued growth within our service territory


APS Total 2025-2028 $10.35B
$2.40B
$2.60B
$2.65B
$2.70B
$890
$465
$710
$335
$825
$550
$765
$460
$740
$695
$795
$420
$710
$860
$750
$380
2025A
2026E
2027E
2028E
Generation
Transmission
Distribution
Other

Source: 2025-2028 as disclosed in the 2025 Form 10-K

PINNACLE WEST CAPITAL CORPORATION



Customer & Employee Highlights

PINNACLE WEST
CAPITAL CORPORATION

We are focused on maintaining customer affordability

APS rates have remained well below the rate of inflation


Average annual % change 2018-2025
CPI
CPI (PHX)
APS Rates
4.24%
3.62%
2.67%
2018
2019
2020
2021
2022
2023
2024
2025

Maintaining affordability

- **Disciplined cost management:** Process improvements and preventative maintenance to reduce operating costs
- **Customer growth:** Long-term goal of declining O&M per MWh as service territory grows
- **Customer programs:** Innovative customer programs to help customers save energy and money
- **Balanced long-term capital plan:** Infrastructure investments designed to maintain reliability while minimizing annual customer impact
- **Stakeholder engagement:** Working with partners to ensure reliability, affordability, and recovery through appropriate rate design

Supporting our people to further strengthen our Company

- Introduced new **Talent Philosophy and Leadership Model** frameworks to better create a common language, clarity, and consistency for leadership and talent development
- Average **employee tenure of 10.89 years** in 2025 due to strong talent strategy and an engaged workforce
- **Total turnover of 7.1%** in 2025 remains below the industry median of 7.9% for the Utilities sector[1]
- Annual **employee experience** and focused quarterly pulse **surveys** allow us to gather employee feedback and take meaningful actions in response to survey results
- Robust **employee engagement**, including 11 employee network groups

[1] Source: PwC Saratoga Benchmarking

Helping our communities thrive creates lasting benefits for our Company[1]

Supporting our communities



We **contributed** nearly **$10.7 million** to the community

Philanthropy



Arizona's #1 Corporate Philanthropy Award and the Second Largest Corporate Volunteer Program from the Phoenix Business Journal

Community-minded employees



Employees pledged **$2.2 million** to the 2025 Community Service Fund Campaign and spent an estimated **87,000 hours volunteering**

Customer assistance



21,000 customers received **$12.8 million in bill assistance** from federal and state programs, APS Crisis Bill Assistance program, and other sources

Community engagement



Hosted three **Energy Update meetings** with our CEO to exchange ideas, perspective and gather feedback

[1]Data as of Dec 31, 2025.

PINNACLE WEST CAPITAL CORPORATION



Strong Governance

PINNACLE WEST
CAPITAL CORPORATION

Robust shareholder rights reflect investor feedback

- Threshold to call a special meeting of shareholders set at **15%**
- **Annual elections** of all directors with cumulative voting
- **No poison pill plan** or similar anti-takeover provision in place
- **No supermajority provisions** in our Articles of Incorporation or Bylaws
- **Proxy access rights** allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Our strong governance enables successful execution

Board independence



- **Independent Lead Director** role with clearly defined and robust responsibilities
- Ten of our eleven directors are **independent**
- **Robust Board refreshment,** with director retirement policy
- **Average tenure** of independent directors **is 5.4 years**[1]

Board oversight



- Thorough CEO performance **oversight process**
- Robust management **succession planning**
- Board oversight of **strategy and risk**
- Broad range of skills, knowledge and expertise

[1] Average tenure is as of the date of the 2026 Annual Shareholder Meeting (May 14, 2026)

PINNACLE WEST CAPITAL CORPORATION

Executive compensation linked to shareholder priorities

- Substantial proportion of target compensation **is at risk**
- **Performance shares are tied to relative performance,** ensuring long-term financial health
- **Anti-hedging** and **anti-pledging policies**
- **Stock ownership guidelines** for all Officers and Directors
- **Clawback policy** for executive officers



PINNACLE WEST
CAPITAL CORPORATION



Voting Items

PINNACLE WEST
CAPITAL CORPORATION

Voting items

Proposal #1: The election of the nominated slate of directors.
– FOR

Proposal #2: The approval, on advisory basis, of the resolution approving the Company's executive compensation, as disclosed in the Proxy statement.
– FOR

Proposal #3: The ratification of the appointment of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for the year ending December 31, 2026.
– FOR

PINNACLE WEST CAPITAL CORPORATION

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2026 Annual Meeting

Vote by May 13, 2026 11:59 PM EDT.
For shares held in a Savings Plan, vote by
May 11, 2026 11:59 PM EDT.



PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

V84234-P42948-Z91863

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026.**

Get informed before you vote

View the Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2026
1:30 p.m. Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect ten directors to serve until the 2027 Annual Meeting of Shareholders. **Nominees:** 01) Glynis A. Bryan 02) Ronald Butler, Jr. 03) Gonzalo A. de la Melena, Jr. 04) Carol S. Eicher 05) Susan T. Flanagan 06) Theodore N. Geisler 07) Paula J. Sims 08) William H. Spence 09) Kristine L. Svinicki 10) James E. Trevathan, Jr.	For
2.	To hold an advisory vote to approve executive compensation.	For
3.	To ratify the appointment of our independent accountant for the year ending December 31, 2026.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".


INVESTORS PROXY INFORMATION

Investors Proxy Information

PINNACLE WEST ANNUAL SHAREHOLDER MEETING AND VOTING SUMMARY

The Company's 2026 Annual Meeting of Shareholders ("Annual Meeting") will be held at 1:30 p.m. Eastern Daylight Time (10:30 a.m., Arizona time), on Thursday, May 14, 2026. The Annual Meeting will not be held at a physical location, but instead will be held virtually, where shareholders will participate by accessing a website using the internet. The Annual Meeting can be accessed at **www.virtualshareholdermeeting.com/PNW**. All shareholders of record at the close of business on March 12, 2026, are entitled to notice of and to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the voting instruction form. You also will be able to vote your shares electronically during the Annual Meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

Voting Instructions:

Vote prior to the Annual Meeting by internet

The website address for internet voting is on the Proxy Card, the Internet Notice, and the Voting Instruction Form. Internet voting is available 24 hours a day.

Vote prior to the Annual Meeting by telephone

The toll-free number for telephone voting is on the Proxy Card, the Internet Notice, and the Voting Instruction Form. Telephone voting is available 24 hours a day.

Vote prior to the Annual Meeting by scanning the QR code

The QR code is on the Proxy Card, the Internet Notice, and the Voting Instruction Form, and is available 24 hours a day.

Vote prior to the Annual Meeting by mail

You may vote by mail by promptly marking, signing, dating, and mailing your Proxy Card or Voting Instruction Form (a postage-paid envelope is provided for mailing in the United States).

Vote during the Annual Meeting over the internet

To participate in the Annual Meeting, you will need the 16-digit control number included on the Proxy Card, the Internet Notice, or the Voting Instruction Form.

Shares held in your name or shares for which you are the beneficial owner but not the shareholder of record may be voted electronically during the formal business portion of the Annual Meeting. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting. If you hold shares in the Pinnacle West Investor Advantage Plan or brokerage account, and you plan to vote prior to the Annual Meeting by internet, telephone, or by scanning the QR code, you will need to submit your vote no later than 11:59 p.m. EDT on May 13, 2026. If you hold shares in the Pinnacle West 401(k) Plan, you will need to submit your vote no later than 11:59 p.m. EDT on May 11, 2026, to vote your shares.

You may change your vote by re-voting by telephone; re-voting by internet; or re-voting during the formal business portion of the Annual Meeting. For shares held in your name, you may change your vote by re-submitting a signed Proxy Card. In addition, for shares held in your name, you may also revoke a previously submitted Proxy Card by mailing to our Corporate Secretary a written notice of revocation. For shares for which you are the beneficial owner but not the shareholder of record, you may change your vote by re-submitting a signed Voting Instruction Form to your broker. In addition, for shares for which you are the beneficial owner but not the shareholder of record, you should contact your broker if you would like to revoke your vote.

Your vote is confidential. Only the following persons have access to your vote: election inspectors; individuals who help with the processing and counting of votes; and persons who need access for legal reasons. All votes will be counted by an independent inspector of elections appointed for the Annual Meeting.


2026
PROXY STATEMENT
COMMUNITY CONNECTORS
POWERED BY APS

Meeting Information

Date and Time

May 14, 2026, 01:30 PM EDT (10:30 AM Arizona time)

Add to calendar

Place

Online at www.virtualshareholdermeeting.com/PNW

Who Can Vote

All shareholders of record at the close of business on March 12, 2026, are entitled to notice of and to vote at the Annual Meeting.

Vote now

Arizona is experiencing one of the most transformative periods in its history. Population growth, new industries, and the rapid expansion of advanced manufacturing and data centers are reshaping the state's economic landscape. Pinnacle West — through our operating company, Arizona Public Service (APS) — stands squarely at the center of this change.

Today, our responsibility has never been clearer: to deliver safe, reliable and affordable energy while building the infrastructure that will power Arizona's remarkable growth and diverse economy.

VOTING ITEMS		BOARD RECOMMENDATION
Proposal 1	To elect 10 Directors to serve until the 2027 Annual Meeting of Shareholders	Vote FOR
Proposal 2	To hold an advisory vote to approve executive compensation	Vote FOR
Proposal 3	To ratify the appointment of our independent registered public accountant for the year ending December 31, 2026	Vote FOR

2026 Proxy Statement | 2025 Annual Report

aps